Exhibit 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 24, 1994 included (or incorporated by reference) in Players International, Inc.'s Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this registration statement on Form S-3.

                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
July 17, 1995